UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 13, 2006

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

On October 13, 2006, Highbury Financial Inc. (the “Company”) issued a press release providing guidance on its annual meeting date, its record date and certain proxy voting procedures.

A copy of the Press Release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in the press release attached as Exhibit 99.1 is incorporated into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No. Description

99.1  Press release issued by Highbury Financial Inc. dated October 13, 2006.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ Richard S. Foote
Richard S. Foote President and Chief Executive Officer

Date: October 13, 2006